As filed with the Securities and Exchange Commission on March 27, 2003

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 27, 2003

ROYALE ENERGY, INC.
(Exact name of registrant as specified in its charter)

California	0-22750	33-02224120
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

7676 Hazard Center Drive, Suite 1500
San Diego, California 92108
(Address of principal executive office)
Issuer's telephone number: (619) 297-8505

Item 5. Other Events

On March 27, 2003, Royale Energy released the attached press release reporting fourth quarter earnings and year 2002 end results.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1. Press Release dated March 27, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Stephen M. Hosmer
__________________________
Stephen M. Hosmer, Chief Financial Officer

Date: March 27, 2003